UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
          Date of Report (Date of Earliest Event Reported) May 5, 2003


                               UNIONBANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   0-28846              36-3145350
  ---------------------------    ---------------    ---------------------
  State or other jurisdiction       (Commission          (IRS Employer
     of incorporation)             File Number)      Identification No.)


                     321 West Main Street, Ottawa, IL 61350
                ------------------------------------------------
               (Address of principal executive offices)(Zip Code)


                                 (815) 431-2720
             ------------------------------------------------------
               Registrant's telephone number, including area code


                                      N.A.
             ------------------------------------------------------
             (Former name and address, if changed since last report)


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Item 5.  Other Events

On Friday, May 2, 2003, the Company issued a press release announcing that the Board of Directors has approved a stock repurchase plan whereby the Company may repurchase from time to time up to 5% of its outstanding shares of common stock in the open market or in private transactions over the next 18 months. The text of the press release is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

         (a)   Financial Statements of Business Acquired.

               None.

         (b)   Pro Forma Financial Information.

               None.

         (c)   Exhibits.

               99.1  Press Release dated May 2, 2003.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      UNIONBANCORP, INC.



Dated: May 5, 2003                    /s/ CHARLES J. GRAKO
                                      ------------------------------------------
                                      Charles J. Grako
                                      President and Principal Executive Officer


Dated: May 5, 2003                    /s/ KURT R. STEVENSON
                                      ------------------------------------------
                                      Kurt R. Stevenson
                                      Vice President and Principal Financial and
                                      Accounting Officer